                                                                     EXHIBIT 3.1









                              SIERRA WIRELESS, INC.

                             UNDERWRITING AGREEMENT

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
1.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SUBSIDIARIES........1

2.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDERS...............11

3.    PURCHASE OF THE SHARES BY THE UNDERWRITERS...........................................12

4.    OFFERING OF SHARES BY THE UNDERWRITERS...............................................13

5.    DELIVERY OF AND PAYMENT FOR THE SHARES...............................................14

6.    FURTHER AGREEMENTS OF THE COMPANY AND THE SUBSIDIARIES...............................15

7.    FURTHER AGREEMENTS OF THE SELLING SHAREHOLDERS.......................................18

8.    EXPENSES.............................................................................19

9.    CONDITIONS OF UNDERWRITERS' OBLIGATIONS..............................................19

10.    INDEMNIFICATION AND CONTRIBUTION....................................................29

11.    [INTENTIONALLY OMITTED.]............................................................34

12.    DEFAULTING UNDERWRITERS.............................................................34

13.    TERMINATION.........................................................................36

14.    REIMBURSEMENT OF UNDERWRITERS' EXPENSES.............................................36

15.    NOTICES, ETC........................................................................36

16.    PERSONS ENTITLED TO BENEFIT OF AGREEMENT............................................36

17.    SURVIVAL............................................................................37

18.    AGREEMENT BETWEEN UNDERWRITERS......................................................37

19.    DEFINITION OF THE TERM "BUSINESS DAY"...............................................37

20.    GOVERNING LAW.......................................................................37

21.    CONSENT TO JURISDICTION.............................................................37

22.    COUNTERPARTS........................................................................38

23.    HEADINGS............................................................................38

24.    GLOSSARY OF DEFINED TERMS...........................................................38

                                4,000,000 shares

                              SIERRA WIRELESS, INC.

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT

November 10, 2003

LEHMAN BROTHERS INC.
CIBC WORLD MARKETS, INC.
c/o LEHMAN BROTHERS, INC.
745 Seventh Avenue
New York, NY   10019

Dear Sirs:

                  Sierra Wireless, Inc. (the "COMPANY"), a corporation incorporated in Canada under the CANADA BUSINESS CORPORATIONS ACT and certain shareholders of the Company named in Schedule 2 hereto (the "SELLING SHAREHOLDERS"), propose to sell an aggregate of 4,000,000 common shares (the "FIRM SHARES") in the capital of the Company (the "COMMON SHARES"). Of the 4,000,000 Firm Shares, 3,842,222 are being sold by the Company and 157,778 are being sold by the Selling Shareholders. In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "UNDERWRITERS") an option to purchase up to an additional 600,000 Common Shares on the terms and for the purposes set forth in Section 3 (the "OPTION SHARES"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "SHARES." This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the Underwriters.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SUBSIDIARIES. The Company and each of the entities listed on Schedule 3 (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"), jointly and severally, represent, warrant and agree that:

         (a) The Company has prepared and filed with the British Columbia Securities Commission in the Province of British Columbia, Canada (the "PRINCIPAL CANADIAN REGULATOR") and with the securities regulatory authorities (the "CANADIAN SECURITIES REGULATORY AUTHORITIES") in the Provinces of Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Nova Scotia, New Brunswick, Prince Edward Island and Newfoundland and Labrador, Canada (the "CANADIAN QUALIFYING JURISDICTIONS") a preliminary short form prospectus relating to the Shares (in the English and French languages, as applicable, the "CANADIAN PRELIMINARY PROSPECTUS"). The Company has filed the Canadian Preliminary Prospectus with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities pursuant to National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms and its related memorandum of understanding, and the Principal Canadian Regulator is acting as principal regulator. The Company has also filed the Canadian Preliminary Prospectus with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities pursuant to National

     Instrument 44-103 - Post-Receipt Pricing (the "PREP PROCEDURES"). The Principal Canadian Regulator has issued a preliminary Mutual Reliance Review System Decision Document for the Canadian Preliminary Prospectus. The Company has prepared in conformity with the requirements of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations thereunder, and filed with the United States Securities and Exchange Commission (the "COMMISSION") a registration statement on Form F-10 (File No. 333-110219) covering the registration of the Shares under the Securities Act, including the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations (the "RULES AND REGULATIONS") of the Commission) (the "U.S. PRELIMINARY PROSPECTUS").


         (b) The Company (A) has prepared and filed (1) with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities, a final short form prospectus relating to the Shares (in the English and French languages, as applicable, the "CANADIAN FINAL PREP PROSPECTUS") which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures and (2) with the Commission, an amendment to such registration statement, including the Canadian Final PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the Rules and Regulations), and (B) will prepare and file, promptly and, in any event, within one business day after the execution and delivery of this Agreement, (1) with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities, in accordance with the PREP Procedures, a Canadian Supplemented PREP Prospectus setting forth the PREP Information (in the English and French languages, as applicable, the "CANADIAN SUPPLEMENTED PREP PROSPECTUS"), and (2) with the Commission, in accordance with General Instruction II.L. of Form F-10, the Canadian Supplemented PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the Rules and Regulations) (the "U.S. SUPPLEMENTED PROSPECTUS"). Copies of the registration statement, the amendments thereto and the form of the U.S. Supplemented Prospectus have been delivered by the Company to you. Copies of the Canadian Preliminary Prospectus and the Canadian Final PREP Prospectus and the form of the Canadian Supplemented PREP Prospectus have been delivered by the Company to you. The information included in the Canadian Supplemented PREP Prospectus that is omitted from the Canadian Final PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Canadian Final PREP Prospectus as of the date of the Canadian Supplemented PREP Prospectus is referred to herein as the "PREP INFORMATION." Each prospectus relating to the Shares (A) used in the United States (1) before the time such registration statement on Form F-10 became effective or (2) after such effectiveness and prior to the execution and delivery of this Agreement or (B) used in Canada (1) before a final Mutual Reliance Review System Decision Document for the Canadian Final PREP Prospectus had been received from the Principal Canadian Regulator on behalf of itself and the Canadian Securities Regulatory Authorities or (2) after such final Mutual Reliance Review System Decision Document has been received and prior to the execution and delivery of this Agreement, in each case, including the documents incorporated by reference therein, that omits the PREP Information, is herein called a "PRELIMINARY PROSPECTUS." Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective is herein called the "REGISTRATION STATEMENT." The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein, is herein called the "U.S. PROSPECTUS", except that if a U.S. Supplemented Prospectus containing the PREP Information is thereafter furnished to the Underwriters after the execution of this Agreement (whether or not such prospectus is required to be filed pursuant to the Rules and Regulations), the term "U.S. PROSPECTUS" shall refer to such U.S. Supplemented Prospectus, including the documents incorporated by reference therein. The Canadian Final PREP Prospectus for which a final Mutual Reliance Review System Decision Document has been received from the Principal Canadian Regulator on behalf of itself and the Canadian Securities Regulatory Authorities, including the documents incorporated by reference therein, is herein referred to as the "CANADIAN PROSPECTUS", except that, if, after the execution of this Agreement, a Canadian Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities, the term "CANADIAN PROSPECTUS" shall refer to such Canadian Supplemented PREP Prospectus, including the documents incorporated by reference therein. Any amendment to the Canadian Prospectus, any amended or supplemental prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Province of British Columbia or the Canadian Qualifying Jurisdictions (collectively, the "CANADIAN SECURITIES LAWS") prior to the Second Delivery Date (as hereinafter defined) or, where such-document is deemed to be incorporated by reference into the Canadian Final PREP Prospectus, prior to the expiry of the period of distribution of the Shares, is referred to herein collectively as the "SUPPLEMENTARY MATERIAL." The Canadian Prospectus and the U.S. Prospectus are referred to collectively herein as the "PROSPECTUS."


         (c) The Company is qualified to file a prospectus in the form of a short form prospectus pursuant to the requirements of National Instrument 44-101-Short Form Prospectus Distributions. The Company meets the general eligibility requirements for use of Form F-10 under the Securities Act. A final Mutual Reliance Review System Decision Document has been received from the Principal Canadian Regulator on behalf of itself and the Canadian Securities Regulatory Authorities in respect of the Canadian Final PREP Prospectus and no order suspending the distribution of the Shares has been issued by the Principal Canadian Regulator or any of the Canadian Securities Regulatory Authorities. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         (d) At the time the Registration Statement and any amendments or supplements thereto became effective under the Securities Act and at all times subsequent thereto up to and including the Second Delivery Date (as defined herein): (A) the Canadian Prospectus complied and will comply in all material respects with the Canadian

     Securities Laws; (B) the U.S. Prospectus conformed and will conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the Rules and Regulations; (C) the Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations; (D) neither the Registration Statement nor any amendment or supplement thereto contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (E) each of the Canadian Prospectus, any Supplementary Material or any amendment or supplement thereto, together with each document incorporated therein by reference, constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Shares, and each of the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material or any amendment or supplement thereto, together with each document incorporated therein by reference, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in clauses (D) and (E) above do not apply to statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by any Underwriter expressly for use in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material.

         (e) Each document filed or to be filed with the Principal Canadian Regulator and the Canadian Securities Regulatory Authorities and incorporated or deemed to be incorporated by reference in the Canadian Prospectus complied or will comply when so filed and at a Delivery Date (as defined in Section 5 hereof) in all material respects with the Canadian Securities Laws and none of such documents contained or will contain at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

         (f) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Rules and Regulations, and, when read together with the other information in the U.S. Prospectus, at the time the Registration Statement became effective, at the time the U.S. Prospectus was issued and at a Delivery Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) The Company and each of the Subsidiaries have been duly formed and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except, with respect to each Subsidiary, where the failure to be so qualified or in good standing would not have a material adverse effect, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and Schedule 3 contains a complete list of each subsidiary of the Company that is a "Significant Subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X ("RULE 1-02") under the Securities Act of 1933, as amended, and certain other subsidiaries of the Company not included in Schedule 3 do not, when considered in the aggregate as a single subsidiary, constitute a "Significant Subsidiary" (as defined in Rule 1-02).

         (h) The Company has an authorized capitalization as set forth under the heading "DESCRIPTION OF SHARE CAPITAL" in the Prospectus, and all of the issued shares in the capital of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares in the capital or shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for the general security agreement between the Company and Royal Bank, dated as of October 7, 1996 (the "ROYAL BANK GENERAL SECURITY AGREEMENT"). All of the Company's options, warrants or other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly and validly authorized and issued, were issued in compliance with federal, provincial and state securities laws, and conform to the descriptions thereof contained in the Prospectus.

         (i) The Shares to be sold by the Company under the Registration Statement and Prospectus have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus. Upon payment for and delivery of such Shares pursuant to this Agreement, the Underwriters will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities, preemptive rights, subscription rights, other rights to purchase, voting or transfer restrictions and other claims.

         (j) This Agreement has been duly authorized, executed and delivered by the Company.

         (k) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Subsidiaries is subject, or (ii) the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, in the case of (i) the effect of which would have a material adverse effect or impair the ability of the Company to consummate the transactions contemplated in the Registration Statement and Prospectus; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Canadian Securities Laws and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

         (l) Except as required under the Amended and Restated Registration Rights Agreement dated September 30, 1998 (the "Registration Rights Agreement"), which rights have been satisfied or waived in connection with the sale of the Shares, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act or a prospectus under the Canadian Securities Laws with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or qualified for distribution pursuant to the Canadian Prospectus or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act or qualified for distribution pursuant to any other prospectus filed by the Company under the Canadian Securities Laws.

         (m) Except as described in the Prospectus, the Company has not sold or issued any common shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

         (n) (i) Neither the Company nor any of the Subsidiaries has sustained, since the date of the latest audited financial statements incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, (ii) since such date, there has not been any material change in the share capital or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development that in the Company's reasonable judgment as of this date is more likely than not to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

         (o) The financial statements (including the related notes and supporting schedules and any pro forma financial statements) incorporated by reference in the

     Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with, in the case of the Registration Statement and the U.S. Prospectus, United States generally accepted accounting principles and, in the case of the Canadian Prospectus, Canadian generally accepted accounting principles, in each case applied on a consistent basis throughout the periods involved, except that all historical financial statements of AirPrime, Inc. (now called Sierra Wireless America, Inc.) were prepared solely in conformity with United States generally accepted accounting principles, and except as otherwise stated therein.

         (p) (i) KPMG LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Prospectus and who have delivered the initial letter referred to in Section 9(h)(i) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations and independent chartered accountants as required by Canadian Securities Laws; and, (ii) Deloitte & Touche LLP, who have certified certain financial statements of AirPrime, Inc., whose report is incorporated by reference in the Prospectus, and who have delivered the letter referred to in Section 9(h)(ii) hereof, were, during the periods covered by the report, independent public accountants as required by the Securities Act and the Rules and Regulations. Except as described in the Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, neither KPMG LLP nor Deloitte & Touche LLP has engaged in any "prohibited activities" (as defined in Section 10A of the Exchange Act) on behalf of the Company or its Subsidiaries.

         (q) The Company and each of the Subsidiaries own no real property and have good and marketable title to all personal property reflected as owned by them, in each case free and clear of all liens, encumbrances and defects (except under the Royal Bank General Security Agreement) except such as are described in the Prospectus or such as do not materially affect the value of such personal property and do not materially interfere with the use made and proposed to be made of such personal property by the Company and the Subsidiaries; and all real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

         (r) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (s) (i) To the best knowledge of the Company, the Company and each of the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and except as previously disclosed in writing to the Underwriters and/or their counsel, have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others and (ii) except as disclosed to the Underwriters or as set forth in the Prospectus, neither the Company nor any of its Subsidiaries has received notice that the Company or any Subsidiary is infringing or otherwise violating any patent of others. The representations, warranties and statements in Section 1(s)(i) are provided with respect to intellectual property and the Company's products based on CDPD and CDMA technologies, and expressly not with respect to intellectual property and the Company's products based on GSM/GPRS or other 3G technologies.

         (t) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or asset of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations or business of the Company and the Subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, except as previously disclosed in writing to the Underwriters and/or their counsel.

         (u) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations or by the Canadian Securities Laws, as applicable, which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

         (v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described. The Company has not, directly or indirectly, including through any Subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

         (w) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, or business of the Company and the Subsidiaries.

         (x) Each of the Subsidiaries of the Company that is incorporated under the laws of any state in the United States, whose principal place of business is within the United States and that employs employees resident in the United States is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA").

         (y) The Company and each Subsidiary has filed all federal, state, provincial and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiaries which has had (nor does the Company or any Subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any of the Subsidiaries, might have) a material adverse effect on the consolidated financial position, shareholders' equity, results of operations or business of the Company and the Subsidiaries.

         (z) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than the grant of stock options previously disclosed in writing to the Underwriters and/or their counsel, or the issuance of common shares on exercise thereof, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its shares.

         (aa) The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (bb) Neither the Company nor any of the Subsidiaries (i) is in violation of its charter, by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
     (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit material to the ownership of its properties or assets or to the conduct of its business.

         (cc) Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (dd) The Common Shares are listed on the Toronto Stock Exchange (the "TSX") and the Nasdaq National Market ("NASDAQ"). The Company has taken no action designed to, or likely to have the effect of, delisting the Common Shares from the TSX or Nasdaq, nor has the Company received any notification that the TSX or Nasdaq is contemplating such delisting.

         (ee) Computershare Trust Company of Canada has been duly appointed as registrar and transfer agent for the Common Shares.

         (ff) The Company has prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X.

         (gg) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act, which (i) are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the most recent fiscal year and (iii) are effective in all material respects to perform the functions for which they were established.

         (hh) Based on the evaluation of its internal control over financial reporting, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

         (ii) There are no material off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

         (jj) Except with respect to this Underwriting Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or the like payment in connection with this offering.

         (kk) The statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources which the Company believes to be reliable and accurate.

         (ll) The Company's Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules") and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules. The audit committee has reviewed the adequacy of its charter within the past twelve months.

         (mm) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

         (nn) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of the Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Subsidiaries or with respect to which the Company or any of the Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, provincial, federal and foreign laws or regulations with respect to environmental protection.

         (oo) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (pp) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder severally represents, warrants and agrees that:

         (a) Immediately prior to the First Delivery Date (as defined in Section 5 hereof) the Selling Shareholder will have good and valid title to the shares of Shares to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (b) The Selling Shareholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling

     Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, nor will such actions result in any violation of any order of any court or governmental agency or body having jurisdiction over the Selling Shareholder.

         (c) The information contained in the Registration Statement and the Prospectus and any further amendments (a copy of which has been provided to such Selling Shareholder and such Selling Shareholder has not objected to information relating to such Selling Shareholder contained therein within 24 hours of receipt thereof) thereto, with respect to the Selling Shareholder, will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         3. PURCHASE OF THE SHARES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 3,842,222 Firm Shares and each Selling Shareholder hereby agrees to sell the number of Firm Shares set opposite its, his or her name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Shareholder, that number of shares of the Firm Shares which represents the same proportion of the number of shares of the Firm Shares to be sold by the Company, and by each Selling Shareholder, as the number of shares of the Firm Shares set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded between the Underwriters to avoid fractional shares.

         In addition, the Company grants to the Underwriters an option to purchase up to 600,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set opposite the name of such Underwriters in Schedule 1 hereto. The price of both the Firm Shares and any Option Shares shall be - per share.

         The Company and the Selling Shareholders shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or, in the case of the Company only, the

Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

         4. OFFERING OF SHARES BY THE UNDERWRITERS.

         (a) The several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         (b) The Shares will be offered for sale to the public as permitted by applicable securities laws by the Underwriters directly and through any other investment dealer or broker which is a member of any banking, selling or other group which the Underwriters may organize in respect of the sale of the Shares to the public.

         (c) The Underwriters will cause each member of any banking, selling or other group, which the Underwriters may organize to distribute the Shares to give an undertaking, in any written agreement which the Underwriters may enter into with such members, which will be expressed to be taken in trust for and for the benefit of the Company, to the effect that such members shall comply with the applicable securities laws in the jurisdictions in which they propose to sell or distribute the Shares to the public.

         (d) The Underwriters severally covenant with the Company that each will (and will use its reasonable best efforts to cause the members of any banking, selling or other group, which the Underwriters may organize to distribute the Shares, to):

               (i) conduct its activities in connection with arranging for the sale and distribution of the Shares in compliance with the applicable securities laws;

               (ii) not, directly or indirectly, sell or solicit offers to purchase the Shares so as to require registration thereof of or the filing of a prospectus with respect thereto under the laws of any jurisdiction other than the United States or the Canadian Qualifying Jurisdictions;

               (iii) not make any representations or warranties with respect to the Company or the Shares other than is set forth in the Registration Statement or the Prospectus; and

               (iv) after the Effective Time deliver a copy of the U.S. Prospectus or the Canadian Prospectus, as applicable, to each purchaser of the Shares.

         (e) The Underwriters shall after the last to occur of the First Delivery Date and the Second Delivery Date:

               (i) use their respective best endeavors to terminate, and to cause the members of any banking or selling group formed by the Underwriters to terminate, distribution to the public of the Shares as soon as practicable; and

               (ii) give written notice as soon as practicable to the Company when, in the opinion of the Underwriters, the Underwriters, and the members of any banking or selling group formed by the Underwriters, have ceased distribution to the public of the Shares and of the total proceeds realized in each of the Canadian Qualifying Jurisdictions from such distribution where such information is required for the purpose of calculating fees payable by the Company to the regulatory authorities of such Canadian Qualifying Jurisdictions.

         5. DELIVERY OF AND PAYMENT FOR THE SHARES.

         (a) Delivery of and payment for the Firm Shares shall be made at the office of Blake Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Vancouver, British Columbia, at 5:30 A.M., Vancouver time, on the fourth full business day following the date the Registration Statement became effective under the Securities Act (the "EFFECTIVE DATE") or at such other date or place as shall be determined by agreement between the Underwriters and the Company, but in any event not later than December 12, 2003. This date and time are sometimes referred to as the "FIRST DELIVERY DATE." On the First Delivery Date, the Company and the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Underwriters for their account against payment to or upon the order of the Company and the Selling Shareholders of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Shares, the Company and the Selling Shareholders shall make the certificates representing the Firm Shares available for inspection by the Underwriters in Vancouver, B.C., not later than 5:00 P.M., Vancouver time on the business day prior to the First Delivery Date.

         (b) At any time on or before the thirtieth day after the First Delivery Date the option granted in Section 3 may be exercised by written notice being given to the Company by the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "SECOND DELIVERY DATE" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "DELIVERY DATE."


         (c) Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this
     Section 5 (or at such other place as shall be determined by agreement between the Underwriters and the Company) at 5:30 A.M., Vancouver time, on the Second Delivery Date. On the Second Delivery

     Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Underwriters for their account against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Underwriters shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Underwriters in Vancouver, B.C., not later than 5:00 P.M., Vancouver time, on the business day prior to the Second Delivery Date.

         6. FURTHER AGREEMENTS OF THE COMPANY AND THE SUBSIDIARIES. The Company and each Subsidiary agrees:

         (a) To make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any Supplementary Material has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission or any Canadian Securities Regulatory Authority or stock exchange of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale or of trading in the Common Shares in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission or any Canadian Securities Regulatory Authority for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification or trading in the Common Shares, to use promptly its best efforts to obtain its withdrawal;

         (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and a copy of the Canadian Supplemented PREP Prospectus as originally filed with the Canadian Securities Regulatory Authorities, and each amendment thereto or to the Canadian Prospectus filed with the Commission or any Canadian Securities Regulatory Authority, as applicable, including all consents and exhibits filed therewith;

         (c) To deliver promptly to the Underwriters in Vancouver, Toronto and New York City and such other places as the Underwriters may reasonably request such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) the Prospectus (not later than 7:30 A.M. Vancouver time, of the day following execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 7:30 A.M. Vancouver time, of the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act or the Canadian Securities Laws, to notify the Underwriters and, upon its request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (d) To file promptly with the Commission and each Canadian Securities Regulatory Authority any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or the Canadian Securities Laws or requested by the Commission or any Canadian Securities Regulatory Authority;

         (e) Prior to filing with the Commission or the Canadian Securities Regulatory Authorities, as applicable, (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters as to the content and form of the filing;

         (f) As soon as practicable after the Effective Date of the Registration Statement, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

         (g) For a period of two years following the Effective Date of the Registration Statement, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the TSX and Nasdaq or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder or to the Canadian Securities Regulatory Authorities;

         (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not presently qualified;

         (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly (except as disclosed in the financial statements incorporated by reference into the Prospectus), (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future) any Common Shares or securities convertible into or exchangeable for Common Shares or substantially similar securities, or sell or grant options, rights or warrants with respect to any Common Shares or securities convertible into or exchangeable for Common Shares (other than the Shares and Common Shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or under currently outstanding options, warrants or rights), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld; and to cause each of the persons and entities listed on Schedule 4 hereto to furnish to the Underwriters, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares or substantially similar securities, or sell or grant options, rights or warrants with respect to any Common Shares or securities convertible into or exchangeable for Common Shares (other than the Shares and Common Shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or under currently outstanding options, warrants or rights), or
     (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld;

         (j) Prior to the First Delivery Date, to apply for the conditional listing of the Common Shares to be issued and sold by the Company hereunder on the TSX and Nasdaq and to use its best efforts to complete that listing, subject only to official notice of issuance and the filing of all required documentation, prior to the First Delivery Date;

         (k) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

         (l) To take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

         (m) The Company shall cause Blake, Cassels & Graydon LLP to deliver to the Underwriters opinions, dated and delivered the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Canadian Final PREP Prospectus and the Canadian Supplemented PREP Prospectus, to the effect that, except for certain financial information described in the letters of KPMG LLP and Deloitte & Touche LLP (as described below), the French language versions of each such prospectus, together with each of the documents incorporated by reference therein, is in all material respects a complete and accurate translation of the English versions thereof. The Company shall also cause each of KPMG LLP and Deloitte & Touche LLP to deliver to the Underwriters letters, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Canadian Final PREP Prospectus and the Canadian Supplemented PREP Prospectus, to the effect that the financial statements and other financial information in the French language version of each such prospectus, together with each of the documents incorporated by reference therein, is in all material respects a complete and proper translation of such information contained in the English versions thereof. The Company shall cause Blake, Cassels & Graydon LLP, KPMG LLP and Deloitte & Touche LLP to deliver to the Underwriters similar opinions as to the French language translation of any information contained in any amendment to the Canadian Prospectus, in form and substance satisfactory to the Underwriters, prior to the filing thereof with the Commission des valeurs mobilieres du Quebec; and

         (n) To comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

         7. FURTHER AGREEMENTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder agrees:

         (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares (other than the Shares) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or
     (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld.

         (b) That the Shares to be sold by the Selling Shareholder hereunder are subject to the interest of the Underwriters and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event.

         (c) To deliver to the Underwriters prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person or Form W-9 (if the Selling Shareholder is a United States person.)

         8. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act and the Canadian Securities Laws of the Registration Statement, the Canadian Prospectus and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares, including the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, facsimile or other means of communication;
(e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in
Section 6(h); and (h) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including payment of all roadshow related expenses of the Company and the Underwriters; provided that, except as provided in this Section 8 and in Sections 10 and 14 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters, and each Selling Shareholder shall pay any transfer taxes payable in connection with their respective sales of Shares to the Underwriters.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Canadian Supplemented PREP Prospectus shall have been filed with each of the Canadian Securities Regulatory Authorities and the Registration Statement shall have become effective, and the Underwriters shall have received notice thereof, not later than the first full business day next following the date of this Agreement or such later date as shall be consented to in writing by the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, no order having the effect of ceasing or suspending the distribution of the Shares or trading in the Common Shares shall have been issued and no proceeding for any such purpose shall have been initiated or threatened by the Commission, any Canadian Securities Regulatory Authority or any stock exchange; and any request of the Commission or any Canadian Securities Regulatory Authority for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of material fact or omits to state any material fact which is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters, acting reasonably, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Blake, Cassels & Graydon LLP (with respect to clauses (i) to (iv) and (vii) to (xx) below or, where applicable, Canadian legal matters contemplated in such clauses) and Davis Wright Tremaine LLP (with respect to clauses (i), (ii), (iv) to (viii), (x), (xi), (xxi) and (xxii) below or, where applicable, U.S. legal matters contemplated in such clauses) shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters and their counsel, to the effect that:

               (i) The Company and each of the Subsidiaries have been duly formed and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so qualified would not have a material adverse effect and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company (including the Shares being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares in the capital or shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and the Company is directly or indirectly the registered owner of such Shares.

               (iii) Other than as set forth in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Common Shares pursuant to the Company's Articles of

         Incorporation or by-laws or any agreement or other instrument known to such counsel.

               (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party which, if determined adversely to the Company or any of the Subsidiaries, would have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, or business of the Company and the Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened in writing, except as previously disclosed to the Underwriters and/or their counsel.

               (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

               (vi) The Registration Statement, as of the Effective Date, and the U.S. Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

               (vii) The statements contained in the U.S. Prospectus under the caption "CERTAIN TAX CONSIDERATIONS FOR U.S. SHAREHOLDERS," insofar as they describe federal statutes, rules and regulations and legal conclusions with respect thereto, constitute a fair summary thereof, subject to the qualifications contained in such statements.

               (viii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (ix) This Agreement has been duly authorized, executed and, to the extent delivery is a matter governed by the laws of Province of British Columbia, delivered by the Company.

               (x) The issuance and sale of the Shares being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or any applicable law of Canada or the U.S., and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Canadian Securities Laws and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (xi) Except as required in the Registration Rights Agreement, which rights have been satisfied or waived in connection with the sale of the Shares, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act or a prospectus under the Canadian Securities Laws with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or qualified for distribution pursuant to the Canadian Prospectus or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act or qualified for distribution pursuant to any other prospectus filed by the Company under the Canadian Securities Laws.

               (xii) The form of certificate used to evidence the Common Shares has been duly approved and adopted by the Company and complies with all applicable Canadian statutory requirements and with any applicable requirements of the constating documents of the Company.

               (xiii) The Canadian Prospectus, as of the Effective Date, and any amendment or supplement thereto as of the date thereof made by the Company prior to such Delivery Date (other than the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Canadian Securities Laws.

               (xiv) The information in the Canadian Prospectus under the captions "Eligibility for Investment," and "Certain Tax Considerations for U.S. Holders - Canadian Federal Income Tax Considerations for U.S. Residents," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and fairly presents the information disclosed therein.

               (xv) All necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits, consents and orders have been obtained under the Canadian Securities Laws to permit the Shares to be issued, offered, sold and delivered in the Canadian Qualifying Jurisdictions by or through persons registered under such laws; and no other consent, approval, authorization, license, order, registration, qualification or decree of or with any government, governmental instrumentality, authority or agency or court of Canada or of any Canadian Qualifying Jurisdiction is required to be obtained by the Company or the Selling Shareholders for such issuance, offering, sale or delivery of the Shares or the consummation by the Company and the Selling Shareholders of the transactions contemplated by this Agreement, except such as have been obtained.

               (xvi) A court of competent jurisdiction in the Province of British Columbia (a "British Columbia Court") would give effect to the choice of the law of the State of New York ("New York law") as the proper law governing this Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy as that term is applied by a British Columbia Court ("Public Policy"). In such counsel's opinion, there is no reason under the laws of the Province of British Columbia or the federal laws of Canada applicable therein for a British Columbia Court to not give effect to the choice of New York law to govern this Agreement, subject to the aforementioned provisos.

               (xvii) In an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a "NEW YORK COURT") that is not impeachable as void or voidable under New York law, a British Columbia Court would give effect to the appointment by the Company of DWT Corp. as its agent to receive service of process in the United States of America under this Agreement and to provisions in this Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

               (xviii) If this Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a British Columbia Court would, subject to clause (xvi) above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law, provided that none of the provisions of this Agreement, or of applicable New York law, are contrary to Public Policy, provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, and a British Columbia Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere.

               (xix) The laws of the Province of British Columbia and the federal laws of Canada applicable therein permit an action to be brought in a British Columbia Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of this Agreement against the Company, that is not impeachable as void or voidable under New York law and that is for a sum certain if: (A) the New York Court that rendered such judgment had jurisdiction over the Company, as recognized by a British Columbia Court (and submission by the Company in this Agreement to the jurisdiction of the New York Court will be deemed sufficient for such purpose); (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada); (C) the enforcement of such judgment in British Columbia does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) in an action to enforce a default judgment, the judgment does not contain a manifest error on its face; (E) the enforcement of such judgment in the Province of British Columbia does not result in giving foreign laws extraterritorial effect; and (F) the action to enforce such judgment is commenced in compliance with the Limitations Act (British Columbia), except that a British Columbia Court may stay an action to enforce a foreign judgment if an appeal is pending or the time for appeal has not expired, provided that under the Currency Act (Canada), a British Columbia Court may only give judgment in Canadian dollars.

               (xx) All laws of the Province of Quebec relating to the use of the French language will have been complied with in connection with the sale of the Shares to purchasers in the Province of Quebec provided that such purchasers receive copies of the Canadian Prospectus in the French language alone, in the English and French languages simultaneously or, in the case of purchasers having specifically so requested in writing, in the English language alone and that such purchasers receive forms of order and confirmation drawn solely in the French language or in a bilingual format (on the assumption that no documents other than the Canadian Prospectus and the forms of order and confirmation constitute the contract for purchase of the Shares).

               (xxi) Neither the Company nor any subsidiary is an "investment company" as defined in the Investment Company Act

               (xxii) This Agreement has been duly authorized, executed and delivered by Sierra Wireless Data, Inc. and Sierra Wireless America, Inc.

               In rendering such opinion, such counsel, in the case of Blake, Cassels Graydon LLP, may (i) state that its opinion is limited to matters governed by the laws of British Columbia, Alberta, Ontario and Quebec and the federal laws of Canada having application there; and
         (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the other Canadian Qualifying Jurisdictions, the State of Delaware,

          England and Wales, and Hong Kong and upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters and, in the case of Davis Wright Tremaine LLP, may state that its opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of Delaware. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (except that, with respect to intellectual property matters, the Company is represented by other outside counsel), and has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus including the financial statements incorporated by reference therein except for the statements made in the U.S. Prospectus under the captions "Description of Share Capital," and "Certain Tax Considerations for U.S. Holders" and in the Canadian Prospectus under the caption "Eligibility for Investment" and "Purchasers Statutory Rights," insofar as such statements relate to the Shares and concern legal matters.

         (e) Thelen Reed & Priest shall have furnished to the Underwriters their written opinion, as patent counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters and their counsel, to the effect that:

               (i) To the best of its knowledge, the statements contained in the Prospectus, insofar as they constitute facts pertaining to its representation and involve matters of US law, are accurate statements or summaries of the matters therein set forth.

               (ii) To the best of its knowledge, the issued patents described in [Exhibits] hereto were validly and properly issued.

               (iii) To the best of its knowledge, except as described in the Prospectus and except for ex parte prosecution of patent applications and potential interferences or re-examination proceedings initiated by the Company between patents of the Company and patents of others, there are no legal or governmental proceedings, pending or threatened, relating to the patents or patent applications of the Company.

               (iv) To the best of its knowledge, except as described in the Prospectus and except for potential interferences or re-examination proceedings initiated by the Company between patents of the Company and patents of others, there are no legal or governmental proceedings, pending or threatened, against the Company with respect to the patents or patent applications of others.

               (v) To the best of its knowledge, it and the Company have properly filed and have prosecuted in a timely manner, or are so prosecuting, each of the Company's pending patent applications and granted patents.

               (vi) In prosecution of the United States patents and patent applications listed in [Exhibits], it has complied and is continuing to comply and, to the best of its knowledge, the Company has complied and is continuing to comply, in each case on an ongoing basis with the requirements of the United States Patent and Trademark Office as set forth in 37 C.F.R. Section 1.56.

               (vii) To the best of its knowledge, the Company has clear title to or has rights in the issued patents and pending patent applications described in [Exhibit] hereto.

               (viii) None of the issued patents described in [Exhibit] hereto has been revoked.

               (ix) To its knowledge, based upon the information provided to it by the Company, the Company is not infringing or otherwise violating any patents of others.

         (f) The respective counsel for each of the Selling Shareholders listed in Schedule 2 (which counsel may also be counsel to the Company) shall each have furnished to the Underwriters its written opinion, as counsel to the Selling Shareholder for whom it is acting as counsel, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Underwriters and their counsel, to the effect that:

               (i) Based solely (A) on its review of the certificate(s) representing the Shares to be delivered by the Selling Shareholder and
         (B) search results under the Personal Property Security Act (Ontario) and Personal Property Security Act (British Columbia) and assuming (x) that the Shares were validly issued by the Company to the Selling Shareholder; and (y) the Underwriters do not have or are not deemed to have any knowledge or any adverse claim (as such term is referred to in the Canada Business Corporations Act) as it relates to the Shares:

               (1) immediately prior to the First Delivery Date, such Selling Shareholder is the registered owner of the Shares to be sold by such Selling Shareholder under this Agreement, and such Shares are free from any security interest perfected by registration under the Personal Property Security Act (Ontario) and Personal Property Security Act (British Columbia);

               (2) each of the several Underwriters has acquired such Shares, free from any adverse claim in accordance with Section 60(2) of the Canada Business Corporations Act.

         In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the laws of British Columbia and the federal laws of Canada and (ii) in rendering the opinion in Section 9(f)(i) above, rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Shares sold by such Selling Shareholder, provided that such counsel shall furnish copies thereof to the Underwriters.


         (g) The Underwriters shall have received from Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the Registration Statement, the Prospectus and other related matters of U.S. law as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (h) (i) At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (ii) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they were, during the periods covered by the report specified in (ii) herein, independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2 01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to certain financial information of AirPrime, Inc.

         (i) With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "INITIAL LETTER"), the Company shall have furnished to the Underwriters a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

         (j) The Company shall have furnished to the Underwriters a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(l) have been fulfilled; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement and the Prospectus, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

         (k) Each Selling Shareholder shall have furnished to the Underwriters on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, such Selling Shareholder stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of the First Delivery Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to the First Delivery Date.

         (l) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any material change in the share capital, long-term debt or intellectual property of the Company or any of the

     Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the TSX or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States or Canada shall have become engaged in major hostilities, there shall have been an escalation in major hostilities involving the United States or Canada or there shall have been a declaration of a national emergency or war by the United States or Canada or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (n) Nasdaq and the TSX shall have conditionally approved the Shares to be issued and sold by the Company hereunder for listing, subject only to official notice of issuance and the filing of all required documentation.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         10. INDEMNIFICATION AND CONTRIBUTION

         (a) The Company and the Subsidiaries, jointly and severally, shall indemnify and hold harmless each Underwriter (including any Underwriter in its role as qualified independent underwriter pursuant to the rules of the National Association of Securities Dealers, Inc.), its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act, the Canadian Securities Laws or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or (B) in any materials or information provided to investors by, or on behalf of, the Company in connection with the marketing of the offering of the Shares, including any roadshow or investor presentation made to investors by the Company (whether in person or electronically) ("ROADSHOW MATERIALS"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Roadshow Materials that has been reviewed by the Company any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause
     (i) or (ii) above (PROVIDED that the Company and the Subsidiaries shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence, contravention of law or willful misconduct), and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company by any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f), PROVIDED, FURTHER, that the indemnity agreement provided in this Section 10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, charge, liability or litigation based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected was not sent or given within the time required by the Securities Act and the Rules and Regulations or the Canadian Securities Laws, as applicable, unless such failure is the result of noncompliance by the Company with Section 6(f) hereof. The foregoing indemnity agreement is in addition to any liability which the Company or any Subsidiary may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) The Selling Shareholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act, the Canadian Securities Laws or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any breach of the Selling Shareholder's representations set forth in Section 2 of this Agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, that was provided by such Selling Shareholder to the Company for inclusion therein; PROVIDED, FURTHER, that the indemnity agreement provided in this Section 10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, charge, liability or litigation based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected was not sent or given within the time required by the Securities Act and the Rules and Regulations or the Canadian Securities Laws, as applicable, unless such failure is the result of noncompliance by the Company with Section 6(f) hereof. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholders may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter. Notwithstanding the provisions of this Section 10(b), in no event shall any Selling Shareholder be required to make any indemnification payment or liability obligation to the extent such amount is in excess of the net proceeds received by such Selling Shareholder in the offering of the Shares by such Selling Shareholder.

         (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Canadian Securities Laws, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein and described in Section 10(f), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

         (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company, any Subsidiary or any Selling Shareholder under this Section 10 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company, the Subsidiaries or the Selling Shareholders. Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but for clarification, will continue to have the right to employ counsel to assume the defense for such action, on its own behalf), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 10 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 10 consist of the Company or any of the Company's directors, officers, employees or controlling persons or any Selling Shareholder. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Subsidiaries and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Subsidiaries, and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Subsidiaries, and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, the Subsidiaries, and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiaries, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Subsidiaries. The Company, the Subsidiaries, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder in the offering of the Shares by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         11. [INTENTIONALLY OMITTED.]

         12. DEFAULTING UNDERWRITERS

         (a) If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the non-defaulting Underwriter shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date provided, however, that the non-defaulting Underwriter shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and the non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the non-defaulting Underwriter shall have the right, but shall not be obligated, to purchase all the Shares to be purchased on such Delivery Date. If the non-defaulting Underwriter does not elect to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 14. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
     Schedule 1 hereto who, pursuant to this Section 12, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

         (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         13. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(k) or 9(l), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

         14. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company or any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section
13), the Company shall reimburse the Underwriters for the reasonable out-of-pocket expenses (including fees and expenses of counsel) incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 12 by reason of the default of one of the Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         15. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to (i) Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Arlene Salmonson, Fax:
     212-526-0943
     and (ii) CIBC World Markets Inc., 12th Floor, 400 Burrard Street, Commerce Place, Vancouver, British Columbia, V6C 3A6, Attention: Kathy Butler, Fax: 604-891-6330;

         (b) if to the Company or to the Subsidiaries, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Peter Roberts, (Fax:
     604-231-1103);

         (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule 2 hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         16. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective personal representatives (if applicable) and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company and the Selling Shareholders, officers of the Company who have signed the Registration Statement, officers of the Selling Shareholder and any person controlling the Company or the Selling Shareholders within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         17. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Subsidiaries, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         18. AGREEMENT BETWEEN UNDERWRITERS. Each of the Underwriters agrees with the other that it will be liable for its proportionate share, based on the proportion that is the number of shares set forth opposite such Underwriter's name in Schedule 1 to the total number of shares to be purchased by the Underwriters hereunder, of any losses, damages, liabilities or expenses (collectively, the "LOSSES"), joint or several, paid or incurred by any Underwriter to any person other than an Underwriter as a result of the offering of shares contemplated herein, whether such losses arise under applicable securities laws or otherwise, and including, without limitation, those losses arising out of or based upon (i) any information or statement in any Preliminary

Prospectus or the Prospectus or any other selling or advertising material approved and used by the Underwriter in connection with the sale of the Shares being a misrepresentation (as defined in the Securities Act (British Columbia) or untrue, false or misleading; and (ii) any legal or other expenses reasonably incurred by the Underwriter or any of them in connection with investigating or defending any claim or action in respect of such losses.

         19. DEFINITION OF THE TERM "BUSINESS DAY." For purposes of this Agreement, "BUSINESS DAY" means any day on which the New York Stock Exchange, Inc. is open for trading.

         20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

         21. CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company hereby irrevocably appoints DWT Corp., which currently maintains a New York City office at 1740 Broadway, New York, New York 10019, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York. Each other party not located in the United States hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

         22. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         23. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         24. GLOSSARY OF DEFINED TERMS. Schedule 6 sets forth a list of many of the defined terms used in this Agreement.

                  If the foregoing correctly sets forth the agreement among the Company, the Subsidiaries, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.



SIERRA WIRELESS, INC.                       SIERRA WIRELESS DATA, INC.



By:   _______________________________       By:  _______________________________
      Name: David Sutcliffe                       Name: David Sutcliffe
      Title:  Chairman & CEO                      Title:  President



SIERRA WIRELESS AMERICA, INC.               SIERRA WIRELESS (UK) LIMITED



By:  _______________________________        By:  _______________________________
      Name: David Sutcliffe                       Name: Peter Roberts
      Title:  President                           Title:  Director



                                            4151003 CANADA INC.



                                            By:  _______________________________
                                            Name: David Sutcliffe
                                            Title:  President





     _______________________________              ______________________________
     Peter Roberts                                Norman Toms

Accepted:


LEHMAN BROTHERS INC.

By:  _______________________________
     Name:  J. Stuart Francis
     Title:  Vice Chairman & Chairman of Global Technology


CIBC WORLD MARKETS INC.

By:  _______________________________
     Name:  Daniel J. Daviau
     Title:  Managing Director

                                   SCHEDULE 1

UNDERWRITERS                                                       SHARES
------------                                                       ------
Lehman Brothers Inc........................................       2,000,000
CIBC World Markets Inc.....................................       2,000,000

         Total ............................................       4,000,000

                                   SCHEDULE 2

NAME AND ADDRESS OF SELLING SHAREHOLDERS                               NUMBER OF FIRM SHARES
----------------------------------------                               ---------------------
Peter Roberts                                                                        100,000
1735 19th Street
West Vancouver, BC V7V 3X7

Norman Toms                                                                           57,778
3302, 198 Aquarius Mews
Vancouver, BC V6Z 2Y4

Total                                                                                157,778

                                   SCHEDULE 3

                                  Subsidiaries

1.     Sierra Wireless Data, Inc., a Delaware corporation
2.     Sierra Wireless America, Inc., a Delaware corporation
3.     Sierra Wireless (UK) Limited, an England and Wales corporation
4.     4151003 Canada Inc., a Canadian Corporation

                                   SCHEDULE 4

                               Lock-up Agreements

Sierra Wireless, Inc.

Sierra Wireless Data, Inc.
Sierra Wireless America, Inc.
Sierra Wireless (UK) Limited
4151003 Canada Inc.

David B. Sutcliffe
Norman Toms
Peter Ciceri
Gregory D. Aasen
S. Jane Rowe
Paul G. Cataford
Charles Levine
Nadir Mohamed
Peter W. Roberts
Andrew S. G. Harries
Nuala Harries
Jason W. Cohenour
Bill Dodson
James Kirkpatrick

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FORM LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.,
CIBC WORLD MARKETS INC.
c/o LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, NY   10019

Dear Sirs:

         The undersigned understands that you propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you (the "UNDERWRITERS") of 4,000,000 common shares (the "FIRM SHARES") in the capital of Sierra Wireless, Inc. (the "COMPANY"). In addition, the undersigned understands that you will be granted an option to purchase up to 600,000 common shares in the capital of the Company (the "Option Shares"). The undersigned understands that the Underwriters propose to reoffer the Firm Shares and the Option Shares, if any, to the public (the "OFFERING").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., and CIBC World Markets Inc., such consent not to be unreasonably withheld, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any common shares in the capital of the Company (the "Shares") (including, without limitation, Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Shares that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Shares owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or other securities, in cash or otherwise, for a period of ninety (90) days after the date of the final Prospectus relating to the Offering.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.


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         The undersigned understands that the Company, the Underwriters and the shareholders selling shares in the Offering will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                        Very truly yours,


Entities:                               _______________________________________
                                        [Print Name of Entity]


                                        By: ___________________________________
                                            Name:
                                            Title:



Individuals:                            _______________________________________
                                        [Signature]



                                        _______________________________________
                                        [Print Name]

Dated:  _______________



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                                   SCHEDULE 6

                        Glossary of Certain Defined Terms

      Bring-down letter............................................9(i)
      Canadian Final PREP Prospectus...............................1(b)
      Canadian Preliminary Prospectus..............................1(a)
      Canadian Prospectus..........................................1(b)
      Canadian Qualifying Jurisdictions............................1(a)
      Canadian Securities Laws.....................................1(b)
      Canadian Securities Regulatory Authorities...................1(a)
      Canadian Supplemented PREP Prospectus........................1(b)
      Commission...................................................1(a)
      Common Shares............................................Recitals
      Company..................................................Recitals
      Delivery Date................................................5(b)
      Effective Time.............................................4.4(d)
      Effective Date...............................................5(a)
      ERISA........................................................1(x)
      Exchange Act.................................................1(f)
      Firm Shares..............................................Recitals
      First Delivery Date..........................................5(a)
      Initial letter...............................................9(i)
      Losses.........................................................18
      Nasdaq......................................................1(dd)
      New York Court.........................................9(d)(xvii)
      Offering.................................................Recitals
      Option Shares............................................Recitals
      Preliminary Prospectus.......................................1(b)
      PREP Information.............................................1(b)
      PREP Procedures..............................................1(a)
      Principal Canadian Regulator.................................1(a)
      Prospectus...................................................1(b)
      Registration Statement.......................................1(b)
      Related Proceedings............................................21
      Royal Bank General Security Agreement........................1(h)
      Second Delivery Date.........................................5(b)
      Shares.................................................. Recitals
      Supplementary Material.......................................1(b)
      Underwriters.............................................Recitals
      Roadshow Materials..........................................10(a)
      Rules and Regulations........................................1(a)
      Securities Act...............................................1(a)
      Selling Shareholders.....................................Recitals
      Subsidiaries....................................................1
      Subsidiary......................................................1
      Specified Courts...............................................21

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      Shares...................................................Recitals
      TSX.........................................................1(dd)
      U.S. Preliminary Prospectus..................................1(a)
      U.S. Prospectus..............................................1(b)
      U.S. Supplemented Prospectus.................................1(b)
      Underwriters.............................................Recitals
      Underwriting Agreement...................................Recitals